UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-04282

Name of Fund: BlackRock Natural Resources Trust

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer (principal executive officer), BlackRock Natural Resources Trust, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (800) 441-7762

Date of fiscal year end: 07/31/07

Date of reporting period: 08/01/06 - 07/31/07

Item 1 - Report to Stockholders

EQUITIES    FIXED INCOME   REAL ESTATE
LIQUIDITY   ALTERNATIVES   BLACKROCK SOLUTIONS

BlackRock                                                              BLACKROCK
Natural Resources Trust

ANNUAL REPORT | JULY 31, 2007

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

BlackRock Natural Resources Trust

Portfolio Information as of July 31, 2007

                                                                      Percent of
Ten Largest Equity Holdings                                           Net Assets
--------------------------------------------------------------------------------
Murphy Oil Corp. .................................................       3.4%
EOG Resources, Inc. ..............................................       3.2
Devon Energy Corp. ...............................................       3.2
National Oilwell Varco, Inc. .....................................       2.9
Transocean, Inc. .................................................       2.7
Chevron Corp. ....................................................       2.6
Talisman Energy, Inc. ............................................       2.4
Exxon Mobil Corp. ................................................       2.4
GlobalSantaFe Corp. ..............................................       2.3
Apache Corp. .....................................................       2.2
--------------------------------------------------------------------------------

                                                                      Percent of
Geographic Allocation                                      Long-Term Investments
--------------------------------------------------------------------------------
United States ....................................................      66.8%
Canada ...........................................................      21.6
France ...........................................................       2.8
China ............................................................       2.2
Italy ............................................................       1.6
Brazil ...........................................................       1.5
Australia ........................................................       1.2
Hong Kong ........................................................       0.8
United Kingdom ...................................................       0.8
Greece ...........................................................       0.4
Cayman Islands ...................................................       0.3
--------------------------------------------------------------------------------

Important Tax Information

The following information is provided with respect to the ordinary income distribution paid by BlackRock Natural Resources Trust during the fiscal year ended July 31, 2007:

================================================================================
Record Date                                                     October 10, 2006
Payable Date                                                    October 12, 2006
================================================================================
Qualified Dividend Income for Individuals                              100%
--------------------------------------------------------------------------------
Dividends Qualifying for the Dividends
Received Deduction for Corporations                                    100%
--------------------------------------------------------------------------------
Short-Term Capital Gain Dividends for
Non-U.S. Residents                                                     100%*
--------------------------------------------------------------------------------
* Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Additionally, the Trust distributed long-term capital gains of $1.777791 per share to shareholders of record on October 10, 2006 and $.904625 per share to shareholders of record on December 4, 2006.


2       BLACKROCK NATURAL RESOURCES TRUST              JULY 31, 2007

A Letter to Shareholders

Dear Shareholder

As the July reporting period closed, financial markets were rattled by ongoing problems in the credit markets, particularly those associated with the subprime mortgage industry. While this has been an issue for much of 2007, recent headlines and some high-profile credit collapses reignited concerns that credit problems could spill over into the broader economy and derail global financial markets. Although volatility has reared its head throughout the year, the fundamental market and economic backdrop has been little changed. U.S. economic activity has decelerated, led by a slowdown in the housing market, but economies outside the United States remain robust, which has been a boon for U.S. exports. Through July, the Federal Reserve Board had kept the target short-term interest rate on hold at 5.25%.

For the most part, equities continued to find support in robust merger-and-acquisition activity, a healthy global economy, tame inflation, relatively low interest rates, still-positive earnings growth and attractive valuations. These tailwinds generally prevailed over such headwinds as the weakening U.S. economy, slowing housing market, escalating geopolitical concerns and high energy prices, leading the Standard & Poor's (S&P) 500 Index and the Dow Jones Industrial Average to post new record highs in mid-July before succumbing to the latest market correction.

Meanwhile, mixed economic signals and the credit market debacle have made for a volatile backdrop for fixed income, with investors fleeing from bonds associated with the housing and credit markets in favor of higher-quality Treasury bonds. As a result, the 10-year Treasury yield, which touched 5.30% in June (its highest level in five years), fell to nearly 4.75% by period-end. Prices correspondingly rose, reflecting the investor flight to quality. Against this backdrop, financial markets posted mixed results for the six-month period ended July 31, 2007, but continued to exhibit relative strength when measured over the past year:

Total Returns as of July 31, 2007                                                       6-month       12-month
==============================================================================================================
U.S. equities (S&P 500 Index)                                                            +2.10%        +16.13%
--------------------------------------------------------------------------------------------------------------
Small cap U.S. equities (Russell 2000 Index)                                             -2.47         +12.12
--------------------------------------------------------------------------------------------------------------
International equities (MSCI Europe, Australasia, Far East Index)                        +8.38         +23.91
--------------------------------------------------------------------------------------------------------------
Fixed income (Lehman Brothers U.S. Aggregate Bond Index)                                 +1.86         + 5.58
--------------------------------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)                           +1.17         + 4.27
--------------------------------------------------------------------------------------------------------------
High yield bonds (Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index)         -1.75         + 6.44
--------------------------------------------------------------------------------------------------------------
Past performance is no guarantee of future results. Index performance shown for illustrative purposes only.
You cannot invest directly in an index.


We expect market volatility to linger through the remainder of 2007. As you navigate the uncertainties, we encourage you to review your investment goals with your financial professional and to make portfolio changes, as needed. For more market insight, we invite you to visit www.blackrock.com/funds. We thank you for entrusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.

                                                      Sincerely,


                                                      /s/ Robert C. Doll, Jr.

                                                      Robert C. Doll, Jr.
                                                      Fund President and Trustee

           BLACKROCK NATURAL RESOURCES TRUST              JULY 31, 2007       3

A Discussion With Your Fund's Portfolio Manager

      The Fund outperformed the broad-market S&P 500 Index for the fiscal year, reflecting strong performance from energy and natural resources sectors in the index, as well as changes made to the portfolio.

How did the Trust perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended July 31, 2007, BlackRock Natural Resources Trust's Institutional, Investor A, Investor B and Investor C Shares had total returns of +20.98%, +20.66%, +19.74% and +19.72%, respectively. (Trust results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.) For the same period, the broad market Standard & Poor's 500 (S&P
500) Index returned +16.13%, while the Trust's comparable Lipper category of Natural Resources Funds posted an average return of +22.18%. (Funds in this Lipper category invest their equity assets primarily in natural resources stocks.)

After a slow start to the fiscal year, the Trust enjoyed improved performance in the second half of the period. For the six months ended July 31, 2007, the Trust's Institutional, Investor A, Investor B and Investor C Shares had total returns of +23.94%, +23.78%, +23.30% and +23.28%, respectively, while the S&P 500 Index returned +2.10% and the Lipper Natural Resources Funds category posted an average return of +21.01%.

When viewed relative to the S&P 500 Index, this reflects broader market trends, in that energy and natural resources stocks posted strong returns in 2007 as oil prices strengthened from low levels in mid-January. As such, the very nature of our investments proved advantageous during this time. However, the improved performance in the second half and the outperformance for the full year also reflects adjustments that we made to the portfolio.

In the first half of the fiscal period, our investments in companies with exposure to natural gas drilling -- specifically, North American natural gas production and oil service companies -- underperformed the broader market and the energy sector. This was attributed largely to warm winter weather and surplus supplies of natural gas. During the course of the fiscal year, we shifted the portfolio out of some gas-leveraged names and into companies that are leveraged to the production of oil, such as Occidental Petroleum Corp. and Hess Corp. This proved advantageous given supply/demand constraints for oil. In addition, we enjoyed good performance from our investments in deep-water drillers, which have seen day rates (the prices charged daily for the use of their rigs) more than triple over the past three years to rates above $500,000 a day. Also helping the portfolio were our investments in companies that manufacture equipment for the oil industry, led by National Oilwell Varco, Inc. and Tesco Corp.

Select mining companies in the portfolio also generated strong returns during the fiscal year, with healthy gains by Aluminum Corporation of China and Southern Copper Corp. Companhia Vale do Rio Doce (CVRD), the world's leading iron ore miner, also did well.

Detracting slightly from Trust results was our lack of exposure to paper and forest products, which performed well in the benchmark S&P 500 Index. Within the index, metals and mining performed best during the 12-month period, followed by large integrated oil companies.

What changes were made to the portfolio during the period?

As mentioned earlier, we reduced the portfolio's exposure to North American natural gas producers and increased exposure to the oil service sector, especially deep-water drillers such as Diamond Offshore Drilling, Inc. We began this shift as it became clear that natural gas storage would surpass historic levels, whereas oil supplies were limited and prices elevated.

After falling to roughly $50 per barrel in January, oil prices touched their all-time high of $78 per barrel this summer before ending the period at nearly $72 per barrel -- still high on a historical basis. In recognition of the strong backdrop for the oil industry, we increased exposure to oil producers, including Hess, a position we introduced to the portfolio in the first six months and augmented over the course of the period. Late in the year, we initiated a position in UTS Energy Corp., a Canadian company having exposure to the Athabasca Oil Sands region.

Our reduced exposure to gas production was achieved by trimming BJ Services Co. and eliminating our holdings in Calfrac Well Services Ltd. and Ensign Resource Service Group. We also reduced positions in natural gas companies Compton Petroleum Corp., EnCana Corp. and Rider Resources Ltd., and liquidated our position in Atlas Energy Ltd.


4       BLACKROCK NATURAL RESOURCES TRUST              JULY 31, 2007

Other sales during the period included PHI Inc., a provider of air transportation for the oil industry; Mission Oil & Gas, Inc., which we sold following its acquisition by Crescent Point Energy Trust; and Lonestar Technologies, Inc., which was acquired by U.S. Steel. We also reduced holdings in shallow-water jack-up drilling companies, such as Hercules Offshore, Inc. and TODCO, and to small refiners, including Western Lakota Energy Services, Inc. and Elan USA Energy.

How would you characterize the Trust's position at the close of the period?

At fiscal year-end, approximately 84% of the portfolio's net assets was invested in energy-related companies, compared to 88% six months ago. The Trust's remaining equity holdings were invested in metals & mining, utilities, paper & forest products and chemicals companies.

The Trust remains focused on three key areas of the global energy market -- North American natural gas, deep-water drilling and international oil services, although we have made shifts out of gas-leveraged names in favor of companies leveraged to oil production. We believe that supply/demand fundamentals for oil are now superior to those offered by North American natural gas. In the oil markets, 2007 was expected to be a year in which production would exceed demand. At the start of the year, the International Energy Agency had predicted an increase in non-OPEC oil production amounting to 1.7 million barrels per day. Over the course of the first seven months of 2007, however, the Agency revised that down to 700,000 barrels per day, which is not enough to meet rising demand this year. Given the limited labor and equipment in the oil industry, we continue to believe that the ability to increase production to meet rising demand is going to be constrained. This should continue to support high oil prices, with a bias to the upside, particularly if political instability in the Middle East and countries such as Venezuela and Nigeria cause a disruption in supplies.

We continue to like oil service companies with strong international franchises. As national oil companies become more independent from international majors, oil service companies are stepping in to fill the need for expertise. We believe that oil prices should remain high as demand continues to increase amid the limits of available world production capacity.

Robert M. Shearer
Portfolio Manager

August 13, 2007


           BLACKROCK NATURAL RESOURCES TRUST              JULY 31, 2007       5

Performance Data

About Fund Performance

Effective October 2, 2006, the Trust's Class A, Class B, Class C and Class I Shares were redesignated Investor A, Investor B, Investor C and Institutional Shares, respectively. As previously communicated to shareholders, new sales charge schedules came into effect at the same time for certain of these classes.

The Trust has multiple classes of shares:

o Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

o Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

o Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

o Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. In addition, Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results

                                6-Month           12-Month             10-Year
As of July 31, 2007          Total Return       Total Return        Total Return
================================================================================
Institutional Shares*           +23.94%            +20.98%            +294.30%
--------------------------------------------------------------------------------
Investor A Shares*              +23.78             +20.66             +284.62
--------------------------------------------------------------------------------
Investor B Shares*              +23.30             +19.74             +261.14
--------------------------------------------------------------------------------
Investor C Shares*              +23.28             +19.72             +255.64
--------------------------------------------------------------------------------
S&P 500(R) Index**              + 2.10             +16.13             + 78.68
--------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date.
** This unmanaged Index covers the 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

      S&P 500 is a registered trademark of the McGraw-Hill Companies.


6       BLACKROCK NATURAL RESOURCES TRUST              JULY 31, 2007

Performance Data (concluded)

Natural Resources Trust
BlackRock Natural Resources Trust --Edgar

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Trust's Institutional, Investor A, Investor B & Investor C Shares compared to growth of an investment in the S&P 500 Index. Values are from July 1997 to July 2007:

                     BR Natural         BR Natural          BR Natural         BR Natural
                      Resources          Resources           Resources          Resources
                          Trust              Trust               Trust              Trust
                  Institutional         Investor A          Investor B         Investor C        S&P 500
                       Shares*+           Shares*+            Shares*+           Shares*+        Index++
7/97                    $10,000            $ 9,475             $10,000            $10,000        $10,000
7/98                    $ 7,300            $ 6,903             $ 7,224            $ 7,222        $11,929
7/99                    $ 8,973            $ 8,460             $ 8,789            $ 8,787        $14,338
7/00                    $ 9,869            $ 9,285             $ 9,562            $ 9,565        $15,625
7/01                    $11,260            $10,569             $10,799            $10,801        $13,386
7/02                    $10,634            $ 9,951             $10,093            $10,097        $10,223
7/03                    $12,321            $11,503             $11,573            $11,573        $11,311
7/04                    $16,943            $15,779             $15,758            $15,761        $12,801
7/05                    $26,052            $24,207             $23,988            $23,988        $14,600
7/06                    $32,591            $30,202             $29,929            $29,706        $15,386
7/07                    $39,430            $36,443             $36,114            $35,564        $17,868

* Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.
+ The Trust invests primarily in equity securities of domestic and foreign companies with substantial natural resource assets.
++ This unmanaged Index covers the 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

      Past performance is not indicative of future results.

Average Annual Total Return

                                                                      Return
================================================================================
Institutional Shares
================================================================================
One Year Ended 7/31/07                                                +20.98%
--------------------------------------------------------------------------------
Five Years Ended 7/31/07                                              +29.96
--------------------------------------------------------------------------------
Ten Years Ended 7/31/07                                               +14.71
--------------------------------------------------------------------------------

                                              Return Without        Return With
                                               Sales Charge        Sales Charge*
================================================================================
Investor A Shares
================================================================================
One Year Ended 7/31/07                            +20.66%             +14.33%
--------------------------------------------------------------------------------
Five Years Ended 7/31/07                          +29.64              +28.25
--------------------------------------------------------------------------------
Ten Years Ended 7/31/07                           +14.42              +13.81
--------------------------------------------------------------------------------

                                                   Return              Return
                                               Without CDSC         With CDSC+++
================================================================================
Investor B Shares+
================================================================================
One Year Ended 7/31/07                            +19.74%             +15.24%
--------------------------------------------------------------------------------
Five Years Ended 7/31/07                          +28.65              +28.50
--------------------------------------------------------------------------------
Ten Years Ended 7/31/07                           +13.70              +13.70
--------------------------------------------------------------------------------

                                                  Return              Return
                                               Without CDSC         With CDSC+++
================================================================================
Investor C Shares++
================================================================================
One Year Ended 7/31/07                            +19.72%             +18.72%
--------------------------------------------------------------------------------
Five Years Ended 7/31/07                          +28.64              +28.64
--------------------------------------------------------------------------------
Ten Years Ended 7/31/07                           +13.53              +13.53
--------------------------------------------------------------------------------

*     Assuming maximum sales charge of 5.25%.
+ Maximum contingent deferred sales charge is 4.50% and is reduced to 0% after six years.
++ Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
+++   Assuming payment of applicable contingent deferred sales charge.


           BLACKROCK NATURAL RESOURCES TRUST              JULY 31, 2007       7

Disclosure of Expenses

Shareholders of this Trust may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Trust expenses. The following example (which is based on a hypothetical investment of $1,000 invested on February 1, 2007 and held through July 31, 2007) is intended to assist shareholders both in calculating expenses based on an investment in the Trust and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Trust's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Trust and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                         Expenses Paid
                                                                Beginning            Ending           During the Period*
                                                              Account Value       Account Value        February 1, 2007
                                                            February 1, 2007      July 31, 2007        to July 31, 2007
========================================================================================================================
Actual
========================================================================================================================
Institutional                                                    $1,000             $1,239.40               $ 4.55
------------------------------------------------------------------------------------------------------------------------
Investor A                                                       $1,000             $1,237.80               $ 6.05
------------------------------------------------------------------------------------------------------------------------
Investor B                                                       $1,000             $1,233.00               $10.30
------------------------------------------------------------------------------------------------------------------------
Investor C                                                       $1,000             $1,232.80               $10.35
========================================================================================================================
Hypothetical (5% annual return before expenses)**
========================================================================================================================
Institutional                                                    $1,000             $1,020.73               $ 4.11
------------------------------------------------------------------------------------------------------------------------
Investor A                                                       $1,000             $1,019.39               $ 5.46
------------------------------------------------------------------------------------------------------------------------
Investor B                                                       $1,000             $1,015.58               $ 9.30
------------------------------------------------------------------------------------------------------------------------
Investor C                                                       $1,000             $1,015.53               $ 9.35
------------------------------------------------------------------------------------------------------------------------

* For each class of shares of the Trust, expenses are equal to the annualized expense ratio for the class (.82% for Institutional, 1.09% for Investor A, 1.86% for Investor B and 1.87% for Investor C), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


8       BLACKROCK NATURAL RESOURCES TRUST              JULY 31, 2007

Schedule of Investments as of July 31, 2007                    (in U.S. dollars)

                                                    Shares
        Industry       Common Stocks                  Held              Value
===============================================================================
Australia -- 1.2%
        Metals & Mining -- 1.2%
        Alumina Ltd.                               153,800          $   951,341
        BHP Billiton Ltd.                           60,500            1,927,031
        Newcrest Mining Ltd.                       120,000            2,507,452
        -----------------------------------------------------------------------
        Total Common Stocks in Australia                              5,385,824
===============================================================================
Brazil -- 1.4%
        Metals & Mining -- 0.9%
        Companhia Vale do Rio Doce
          (Common Shares) (a)                       87,000            4,263,870
        -----------------------------------------------------------------------
        Paper & Forest Products -- 0.5%
        Votorantim Celulose e Papel SA             100,000            2,377,000
        -----------------------------------------------------------------------
        Total Common Stocks in Brazil                                 6,640,870
===============================================================================
Canada -- 21.1%
        Canadian Independents -- 14.7%
        Canadian Natural Resources Ltd.            119,700            8,214,508
        Compton Petroleum Corp. (c)                208,100            2,067,735
        Crew Energy, Inc. (c)                      270,700            2,078,209
        Cyries Energy, Inc. (c)                     88,928              765,241
        Ember Resources, Inc. (c)                   74,288              170,609
        EnCana Corp.                               123,622            7,567,038
        Husky Energy, Inc.                         106,400            4,211,916
        Kereco Energy Ltd. (c)                     116,068              544,001
        MGM Energy Corp. (c)                         3,000                7,733
        Nexen, Inc.                                118,600            3,677,623
        Niko Resources Ltd.                         21,800            1,976,877
        Oilexco, Inc. (c)                           82,000              986,183
        Pan Orient Energy Corp. (c)                224,000              902,887
        Paramount Resources Ltd. (c)                75,000            1,255,624
        Petro-Canada Inc.                          126,000            6,872,835
        ProEx Energy Ltd. (c)                      140,653            1,820,789
        Real Resources, Inc. (c)                    90,100              774,482
        Rider Resources Ltd. (c)                   116,918              728,820
        Suncor Energy, Inc.                        101,300            9,158,591
        TUSK Energy Corp. (c)                      633,096              919,852
        TUSK Energy Corp. (c)(g)                    40,000               58,118
        Talisman Energy, Inc.                      601,800           11,005,922
        TriStar Oil & Gas Ltd. (c)                 279,000            1,135,039
                                                                    -----------
                                                                     66,900,632
        -----------------------------------------------------------------------
        Energy Equipment &
        Services -- 0.3%
        Sikanni Services Ltd. (c)                1,430,000              723,847
        Trican Well Service Ltd.                    42,500              801,158
                                                                    -----------
                                                                      1,525,005
        -----------------------------------------------------------------------
        Gold -- 0.8%
        Barrick Gold Corp.                          51,800            1,701,417
        Eldorado Gold Corp. (c)                    404,500            1,838,981
                                                                    -----------
                                                                      3,540,398
        -----------------------------------------------------------------------
        Metals & Mining -- 3.8%
        Alcan, Inc.                                 30,200            2,941,480
        Aur Resources Inc.                          50,000            1,907,105
        Goldcorp, Inc.                             124,682            3,167,306
        HudBay Minerals, Inc. (c)                  195,000            4,778,121
        Teck Cominco Ltd. Class B                   99,000            4,389,483
                                                                    -----------
                                                                     17,183,495
        -----------------------------------------------------------------------
        Oil & Gas Equipment &
        Services -- 0.8%
        Tesco Corp. (c)                            106,300            3,553,298
        -----------------------------------------------------------------------
        Oil, Gas & Consumable
        Fuels -- 0.7%
        UTS Energy Corp. (c)                       282,500            1,633,882
        Uranium One, Inc. (c)                      120,000            1,391,451
                                                                    -----------
                                                                      3,025,333
        -----------------------------------------------------------------------
        Total Common Stocks in Canada                                95,728,161
===============================================================================
Cayman Islands -- 0.3%
        Oil, Gas & Consumable
        Fuels -- 0.3%
        Coastal Energy Co. (c)(g)                2,000,000            1,406,074
        -----------------------------------------------------------------------
        Total Common Stocks in the Cayman Islands                     1,406,074
===============================================================================
China -- 2.1%
        Metals & Mining -- 2.1%
        Aluminum Corp. of China Ltd. (a)           188,500            9,492,860
        -----------------------------------------------------------------------
        Total Common Stocks in China                                  9,492,860
===============================================================================
France -- 2.7%
        Integrated Oil & Gas -- 1.6%
        Total SA (a)                                90,800            7,137,788
        -----------------------------------------------------------------------
        Oil & Gas Equipment &
        Services -- 1.1%
        Technip SA (a)                              64,975            5,295,463
        -----------------------------------------------------------------------
        Total Common Stocks in France                                12,433,251
===============================================================================
Greece -- 0.3%
        Marine -- 0.3%
        Aegean Marine Petroleum Network, Inc.       72,300            1,514,685
        -----------------------------------------------------------------------
        Total Common Stocks in Greece                                 1,514,685
===============================================================================
Hong Kong -- 0.8%
        Oil & Gas Exploration &
        Production -- 0.8%
        CNOOC Ltd. (a)                              31,400            3,724,040
        -----------------------------------------------------------------------
        Total Common Stocks in Hong Kong                              3,724,040
===============================================================================
Italy -- 1.6%
        Integrated Oil & Gas -- 0.3%
        ENI SpA (a)                                 19,250            1,342,880
        -----------------------------------------------------------------------
        Oil & Gas Drilling -- 1.3%
        Saipem SpA                                 164,500            5,871,221
        -----------------------------------------------------------------------
        Total Common Stocks in Italy                                  7,214,101
===============================================================================
United Kingdom -- 0.8%
        Energy Equipment &
        Services -- 0.5%
        Acergy SA (a)                               85,000            2,252,500
        -----------------------------------------------------------------------
        Integrated Oil & Gas -- 0.3%
        BP Plc (a)                                  18,600            1,290,840
        -----------------------------------------------------------------------
        Total Common Stocks in the United Kingdom                     3,543,340
===============================================================================


           BLACKROCK NATURAL RESOURCES TRUST              JULY 31, 2007       9

Schedule of Investments (continued)                            (in U.S. dollars)

                                                    Shares
        Industry       Common Stocks                  Held              Value
===============================================================================
United States -- 64.8%
        Chemicals -- 0.7%
        E.I. du Pont de Nemours & Co.               33,400          $ 1,560,782
        Praxair, Inc.                               18,000            1,379,160
        Tronox, Inc. Class B                         2,478               30,479
                                                                    -----------
                                                                      2,970,421
        -----------------------------------------------------------------------
        Energy Equipment &
        Services -- 6.5%
        Cameron International Corp. (c)             93,100            7,261,800
        Dresser-Rand Group, Inc. (c)               179,800            6,670,580
        Dril-Quip, Inc. (c)                         56,000            2,687,440
        Hanover Compressor Co. (c)                   1,605               38,247
        National Oilwell Varco, Inc. (c)(f)        109,433           13,143,998
                                                                    -----------
                                                                     29,802,065
        -----------------------------------------------------------------------
        Independent Power Producers
        & Energy Traders -- 0.0%
        Dynegy, Inc. Class A (c)                     2,656               23,665
        -----------------------------------------------------------------------
        Integrated Oil & Gas -- 13.4%
        Chevron Corp.                              139,591           11,901,529
        ConocoPhillips                             112,475            9,092,479
        Exxon Mobil Corp.                          129,328           11,009,693
        Hess Corp.                                  64,800            3,965,760
        Marathon Oil Corp.                         142,400            7,860,480
        Murphy Oil Corp.                           247,400           15,348,696
        Williams Cos., Inc.                         67,200            2,167,200
                                                                    -----------
                                                                     61,345,837
        -----------------------------------------------------------------------
        Metals & Mining -- 1.4%
        Alcoa, Inc.                                 22,900              874,780
        Newmont Mining Corp.                         9,100              379,925
        Southern Copper Corp.                       45,800            5,162,118
                                                                    -----------
                                                                      6,416,823
        -----------------------------------------------------------------------
        Oil & Gas Drilling -- 11.0%
        Diamond Offshore Drilling, Inc.             46,600            4,808,188
        ENSCO International, Inc.                   61,300            3,743,591
        GlobalSantaFe Corp.                        145,022           10,399,528
        Helmerich & Payne, Inc.                     95,200            3,081,624
        Hercules Offshore, Inc. (c)                 61,300            1,840,226
        Nabors Industries Ltd. (c)                  67,600            1,976,624
        Noble Corp.                                 70,900            7,264,414
        Pride International, Inc. (c)               70,700            2,478,035
        Rowan Cos., Inc.                            50,000            2,109,500
        Transocean, Inc. (c)                       117,100           12,582,395
                                                                    -----------
                                                                     50,284,125
        -----------------------------------------------------------------------
        Oil & Gas Equipment &
        Services -- 11.3%
        BJ Services Co.                             96,000            2,510,400
        Baker Hughes, Inc.                         105,000            8,300,250
        Complete Production Services, Inc. (c)      39,100              906,729
        FMC Technologies, Inc. (c)                  71,300            6,525,376
        Grant Prideco, Inc. (c)                     34,000            1,907,400
        Halliburton Co.                            145,400            5,237,308
        Oil States International, Inc. (c)          73,400            3,210,516
        Schlumberger Ltd.                           75,800            7,179,776
        Smith International, Inc.                   97,400            5,981,334
        Weatherford International Ltd. (c)         174,726            9,667,590
                                                                    -----------
                                                                     51,426,679
        -----------------------------------------------------------------------
        Oil & Gas Exploration &
        Production -- 15.2%
        Apache Corp.                               126,760           10,247,278
        Bill Barrett Corp. (c)                      10,600              363,792
        Cabot Oil & Gas Corp. Class A               88,200            3,016,440
        CanArgo Energy Corp. (c)                   235,500              214,305
        Carrizo Oil & Gas, Inc. (c)                 59,100            2,161,287
        Cimarex Energy Co.                          21,094              798,408
        Devon Energy Corp.                         196,898           14,690,560
        EOG Resources, Inc.                        210,900           14,784,090
        Forest Oil Corp. (c)                        45,800            1,853,526
        Mariner Energy, Inc. (c)                    37,065              783,183
        Newfield Exploration Co. (c)                69,000            3,315,450
        Noble Energy, Inc.                          63,800            3,900,732
        Occidental Petroleum Corp.                 104,600            5,932,912
        Range Resources Corp.                      156,900            5,827,266
        Southwestern Energy Co. (c)                 31,000            1,259,530
                                                                    -----------
                                                                     69,148,759
        -----------------------------------------------------------------------
        Oil, Gas & Consumable
        Fuels -- 2.1%
        Arch Coal, Inc.                             36,000            1,076,040
        Consol Energy, Inc.                         68,200            2,840,530
        Peabody Energy Corp.                       139,200            5,882,592
                                                                    -----------
                                                                      9,799,162
        -----------------------------------------------------------------------
        Refining, Marketing &
        Transportation -- 2.1%
        Holly Corp.                                 28,000            1,886,920
        Sunoco, Inc.                                25,400            1,694,688
        Valero Energy Corp.                         89,000            5,963,890
                                                                    -----------
                                                                      9,545,498
        -----------------------------------------------------------------------


10       BLACKROCK NATURAL RESOURCES TRUST              JULY 31, 2007

Schedule of Investments (concluded)                            (in U.S. dollars)

                                                    Shares
        Industry       Common Stocks                  Held              Value
===============================================================================
United States (concluded)
        Utilities -- 1.1%
        Equitable Resources, Inc.                  102,000         $  4,805,220
        -----------------------------------------------------------------------
        Total Common Stocks in the
        United States                                               295,568,254
        -----------------------------------------------------------------------
        Total Common Stocks
        (Cost -- $176,500,340) -- 97.1%                             442,651,460
===============================================================================

===============================================================================
                       Warrants (h)
===============================================================================
Canada -- 0.0%
        Energy Equipment &
        Services -- 0.0%
        Sikanni Services Ltd. (expires 9/30/2008)  715,000                    0
        -----------------------------------------------------------------------
        Total Warrants (Cost -- $0) -- 0.0%                                   0
================================================================================

                       Short-Term               Beneficial
                       Securities                 Interest              Value
===============================================================================
        BlackRock Liquidity Series, LLC
          Cash Sweep Series, 5.33% (b)(d)      $13,479,613         $ 13,479,613
        BlackRock Liquidity Series, LLC
          Money Market Series, 5.37% (b)(d)(e)  10,412,500           10,412,500
        -----------------------------------------------------------------------
        Total Short-Term Securities
        (Cost -- $23,892,113) -- 5.2%                                23,892,113
===============================================================================
        Total Investments
        (Cost -- $200,392,453) -- 102.3%                            466,543,573

        Liabilities in Excess of
        Other Assets -- (2.3%)                                      (10,392,344)
                                                                   ------------
        Net Assets -- 100.0%                                       $456,151,229
                                                                   ============

* The cost and unrealized appreciation (depreciation) of investments as of July 31, 2007, as computed for federal income tax purposes, were as follows:

      Aggregate cost .........................................    $ 200,550,944
                                                                  =============
      Gross unrealized appreciation ..........................    $ 268,368,100
      Gross unrealized depreciation ..........................       (2,375,471)
                                                                  -------------
      Net unrealized appreciation ............................    $ 265,992,629
                                                                  =============

(a)   Depositary receipts.
(b) Investments in companies considered to be an affiliate of the Trust, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

--------------------------------------------------------------------------------
                                                          Net           Interest
Affiliate                                              Activity          Income
--------------------------------------------------------------------------------
BlackRock Liquidity Series, LLC
  Cash Sweep Series                                  $(24,563,277)      $476,347

BlackRock Liquidity Series, LLC
  Money Market Series                                $  7,815,100       $ 55,899
--------------------------------------------------------------------------------

(c)   Non-income producing security.
(d)   Represents the current yield as of July 31, 2007.
(e)   Security was purchased with the cash proceeds from securities loans.
(f)   Security, or a portion of security, is on loan.
(g) The security may be offered and sold to "qualified institutional buyers" under Rule 144a of the Securities Act of 1933.
(h) Warrants entitle the Trust to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
o For Trust compliance purposes, the Trust's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets. These industry classifications are unaudited.

      See Notes to Financial Statements.


           BLACKROCK NATURAL RESOURCES TRUST              JULY 31, 2007       11

Statement of Assets and Liabilities

As of July 31, 2007
===================================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Investments in unaffiliated securities, at value
              (including securities loaned of $10,209,350)
              (identified cost -- $176,500,340) ................................................                      $ 442,651,460
            Investments in affiliated securities, at value (identified cost -- $23,892,113) ....                         23,892,113
            Foreign cash (cost -- $132,461) ....................................................                            130,724
            Receivables:
                Securities sold ................................................................    $   1,028,568
                Beneficial interest sold .......................................................          523,140
                Dividends ......................................................................          236,189
                Securities lending .............................................................           24,625         1,812,522
                                                                                                    -------------
            Prepaid expenses and other assets ..................................................                             20,613
                                                                                                                      -------------
            Total assets .......................................................................                        468,507,432
                                                                                                                      -------------
===================================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
            Collateral on securities loaned, at value ..........................................                         10,412,500
            Payables:
                Beneficial interest redeemed ...................................................        1,334,582
                Investment adviser .............................................................          238,509
                Distributor ....................................................................          180,306
                Other affiliates ...............................................................           71,397         1,824,794
                                                                                                    -------------
            Accrued expenses and other liabilities .............................................                            118,909
                                                                                                                      -------------
            Total liabilities ..................................................................                         12,356,203
                                                                                                                      -------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Net assets .........................................................................                      $ 456,151,229
                                                                                                                      =============
===================================================================================================================================
Net Assets Consist of
-----------------------------------------------------------------------------------------------------------------------------------
            Institutional Shares of beneficial interest, $.10 par value, unlimited number
              of shares authorized .............................................................                      $     109,265
            Investor AShares of beneficial interest, $.10 par value, unlimited number
              of shares authorized .............................................................                            382,435
            Investor B Shares of beneficial interest, $.10 par value, unlimited number
              of shares authorized .............................................................                             80,235
            Investor CShares of beneficial interest, $.10 par value, unlimited number
              of shares authorized .............................................................                            170,149
            Paid-in capital in excess of par ...................................................                        175,504,626
            Accumulated investment loss -- net .................................................    $     (70,442)
            Undistributed realized capital gains -- net ........................................       13,823,906
            Unrealized appreciation -- net .....................................................      266,151,055
                                                                                                    -------------
            Total accumulated earnings -- net ..................................................                        279,904,519
                                                                                                                      -------------
            Net Assets .........................................................................                      $ 456,151,229
                                                                                                                      =============
===================================================================================================================================
Net Asset Value
-----------------------------------------------------------------------------------------------------------------------------------
            Institutional -- Based on net assets of $69,738,682 and 1,092,654 shares of
              beneficial interest outstanding ..................................................                      $       63.83
                                                                                                                      =============
            Investor A -- Based on net assets of $239,916,268 and 3,824,354 shares of
              beneficial interest outstanding ..................................................                      $       62.73
                                                                                                                      =============
            Investor B -- Based on net assets of $47,381,016 and 802,349 shares of
              beneficial interest outstanding ..................................................                      $       59.05
                                                                                                                      =============
            Investor C -- Based on net assets of $99,115,263 and 1,701,495 shares of
              beneficial interest outstanding ..................................................                      $       58.25
                                                                                                                      =============

      See Notes to Financial Statements.


12       BLACKROCK NATURAL RESOURCES TRUST              JULY 31, 2007

Statement of Operations

For the Year Ended July 31, 2007
===================================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------------
            Dividends (net of $209,110 foreign withholding tax) ................................                      $   4,067,908
            Interest from affiliates ...........................................................                            476,347
            Securities lending -- net ..........................................................                             55,899
                                                                                                                      -------------
            Total income .......................................................................                          4,600,154
                                                                                                                      -------------
===================================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
            Investment advisory fees ...........................................................    $   2,419,563
            Service and distribution fees -- Investor C ........................................          884,520
            Service fees -- Investor A .........................................................          509,474
            Service and distribution fees -- Investor B ........................................          463,171
            Transfer agent fees -- Investor A ..................................................          236,110
            Accounting services ................................................................          172,188
            Transfer agent fees -- Investor C ..................................................          113,017
            Transfer agent fees -- Institutional ...............................................           70,781
            Printing and shareholder reports ...................................................           64,586
            Registration fees ..................................................................           61,995
            Professional fees ..................................................................           58,582
            Transfer agent fees -- Investor B ..................................................           55,522
            Custodian fees .....................................................................           49,536
            Trustees' fees and expenses ........................................................           42,970
            Pricing fees .......................................................................            4,231
            Other ..............................................................................           32,204
                                                                                                    -------------
            Total expenses .....................................................................                          5,238,450
                                                                                                                      -------------
            Investment loss -- net .............................................................                           (638,296)
                                                                                                                      -------------
===================================================================================================================================
Realized & Unrealized Gain (Loss) -- Net
-----------------------------------------------------------------------------------------------------------------------------------
            Realized gain (loss) on:
                Investments -- net .............................................................       21,467,027
                Foreign currency transactions -- net ...........................................          (65,673)       21,401,354
                                                                                                    -------------
            Change in unrealized appreciation/depreciation on:
                Investments -- net .............................................................       50,983,013
                Foreign currency transactions -- net ...........................................             (617)       50,982,396
                                                                                                    -------------------------------
            Total realized and unrealized gain .................................................                         72,383,750
                                                                                                                      -------------
            Net Increase in Net Assets Resulting from Operations ...............................                      $  71,745,454
                                                                                                                      =============

      See Notes to Financial Statements.


           BLACKROCK NATURAL RESOURCES TRUST              JULY 31, 2007       13

Statements of Changes in Net Assets

                                                                                                       For the Year Ended July 31,
                                                                                                    -------------------------------
Increase (Decrease) in Net Assets:                                                                       2007              2006
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
            Investment loss -- net .............................................................    $    (638,296)    $    (698,363)
            Realized gain -- net ...............................................................       21,401,354        17,283,340
            Change in unrealized appreciation/depreciation -- net ..............................       50,982,396        59,900,534
                                                                                                    -------------------------------
            Net increase in net assets resulting from operations ...............................       71,745,454        76,485,511
                                                                                                    -------------------------------
===================================================================================================================================
Distributions to Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
            Realized gain -- net:
                Institutional ..................................................................       (3,514,828)         (415,609)
                Investor A .....................................................................      (10,107,517)       (1,128,384)
                Investor B .....................................................................       (2,529,507)         (386,717)
                Investor C .....................................................................       (4,757,650)         (529,184)
                                                                                                    -------------------------------
            Net decrease in net assets resulting from distributions to shareholders ............      (20,909,502)       (2,459,894)
                                                                                                    -------------------------------
===================================================================================================================================
Beneficial Interest Transactions
-----------------------------------------------------------------------------------------------------------------------------------
            Net increase (decrease) in net assets derived from beneficial interest transactions       (33,722,734)       67,397,447
                                                                                                    -------------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Total increase in net assets .......................................................       17,113,218       141,423,064
            Beginning of year ..................................................................      439,038,011       297,614,947
                                                                                                    -------------------------------
            End of year* .......................................................................    $ 456,151,229     $ 439,038,011
                                                                                                    ===============================
                * Accumulated investment loss -- net ...........................................    $     (70,442)               --
                                                                                                    ===============================

      See Notes to Financial Statements.


14       BLACKROCK NATURAL RESOURCES TRUST              JULY 31, 2007

Financial Highlights

                                                                         Institutional
The following per share data                    ----------------------------------------------------------------
and ratios have been derived                                       For the Year Ended July 31,
from information provided in                    ----------------------------------------------------------------
the financial statements.                          2007          2006          2005          2004          2003
================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year .........    $  55.85      $  44.93      $  29.22      $  21.25      $  18.34
                                                ----------------------------------------------------------------
Investment income (loss) -- net** ..........         .17           .16           .02            --+          .01
Realized and unrealized gain -- net ........       10.65         11.09         15.69          7.97          2.90
                                                ----------------------------------------------------------------
Total from investment operations ...........       10.82         11.25         15.71          7.97          2.91
                                                ----------------------------------------------------------------
Less distributions from realized gain -- net       (2.84)         (.33)           --            --            --
                                                ----------------------------------------------------------------
Net asset value, end of year ...............    $  63.83      $  55.85      $  44.93      $  29.22      $  21.25
                                                ================================================================
================================================================================================================
Total Investment Return*
----------------------------------------------------------------------------------------------------------------
Based on net asset value per share .........       20.98%        25.10%        53.76%        37.51%        15.87%
                                                ================================================================
================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------
Expenses ...................................         .83%          .82%          .91%         1.00%         1.12%
                                                ================================================================
Investment income (loss) -- net ............         .32%          .31%          .05%          .02%          .07%
                                                ================================================================
================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands) .....    $ 69,739      $ 75,429      $ 52,148      $ 35,088      $ 23,981
                                                ================================================================
Portfolio turnover .........................           6%           10%           11%           11%           18%
                                                ================================================================

                                                                           Investor A
The following per share data                    ----------------------------------------------------------------
and ratios have been derived                                       For the Year Ended July 31,
from information provided in                    ----------------------------------------------------------------
the financial statements.                          2007          2006          2005          2004          2003
================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year .........    $  54.94      $  44.32      $  28.89      $  21.06      $  18.22
                                                ----------------------------------------------------------------
Investment income (loss) -- net** ..........         .03           .03          (.07)         (.06)         (.03)
Realized and unrealized gain -- net ........       10.48         10.92         15.50          7.89          2.87
                                                ----------------------------------------------------------------
Total from investment operations ...........       10.51         10.95         15.43          7.83          2.84
                                                ----------------------------------------------------------------
Less distributions from realized gain -- net       (2.72)         (.33)           --            --            --
                                                ----------------------------------------------------------------
Net asset value, end of year ...............    $  62.73      $  54.94      $  44.32      $  28.89      $  21.06
                                                ================================================================
================================================================================================================
Total Investment Return*
----------------------------------------------------------------------------------------------------------------
Based on net asset value per share .........       20.66%        24.77%        53.41%        37.18%        15.59%
                                                ================================================================
================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------
Expenses ...................................        1.08%         1.07%         1.16%         1.25%         1.38%
                                                ================================================================
Investment income (loss) -- net ............         .05%          .05%         (.20%)        (.23%)        (.17%)
                                                ================================================================
================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands) .....    $239,916      $208,789      $136,740      $ 77,035      $ 56,094
                                                ================================================================
Portfolio turnover .........................           6%           10%           11%           11%           18%
                                                ================================================================

*     Total investment returns exclude the effect of any sales charges.
**    Based on average shares outstanding.
+     Amount is less than $.01 per share.

      See Notes to Financial Statements.


           BLACKROCK NATURAL RESOURCES TRUST              JULY 31, 2007       15

Financial Highlights (concluded)

                                                                           Investor B
The following per share data                    ----------------------------------------------------------------
and ratios have been derived                                       For the Year Ended July 31,
from information provided in                    ----------------------------------------------------------------
the financial statements.                          2007          2006          2005          2004          2003
================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year .........    $  52.23      $  42.47      $  27.90      $  20.49      $  17.87
                                                ----------------------------------------------------------------
Investment loss -- net** ...................        (.35)         (.35)         (.32)         (.25)         (.18)
Realized and unrealized gain -- net ........        9.85         10.44         14.89          7.66          2.80
                                                ----------------------------------------------------------------
Total from investment operations ...........        9.50         10.09         14.57          7.41          2.62
                                                ----------------------------------------------------------------
Less distributions from realized gain -- net       (2.68)         (.33)           --            --            --
                                                ----------------------------------------------------------------
Net asset value, end of year ...............    $  59.05      $  52.23      $  42.47      $  27.90      $  20.49
                                                ================================================================
================================================================================================================
Total Investment Return*
----------------------------------------------------------------------------------------------------------------
Based on net asset value per share .........       19.74%        23.82%        52.22%        36.16%        14.66%
                                                ================================================================
================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------
Expenses ...................................        1.85%         1.84%         1.93%         2.02%         2.16%
                                                ================================================================
Investment loss -- net .....................        (.70%)        (.71%)        (.97%)       (1.00%)        (.96%)
                                                ================================================================
================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands) .....    $ 47,381      $ 57,926      $ 52,595      $ 35,399      $ 23,829
                                                ================================================================
Portfolio turnover .........................           6%           10%           11%           11%           18%
                                                ================================================================

                                                                           Investor C
The following per share data                    ----------------------------------------------------------------
and ratios have been derived                                       For the Year Ended July 31,
from information provided in                    ----------------------------------------------------------------
the financial statements.                          2007          2006          2005          2004          2003
================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year .........    $  51.57      $  41.93      $  27.55      $  20.23      $  17.65
                                                ----------------------------------------------------------------
Investment loss -- net** ...................        (.36)         (.35)         (.32)         (.25)         (.18)
Realized and unrealized gain -- net ........        9.72         10.32         14.70          7.57          2.76
                                                ----------------------------------------------------------------
Total from investment operations ...........        9.36          9.97         14.38          7.32          2.58
                                                ----------------------------------------------------------------
Less distributions from realized gain -- net       (2.68)         (.33)           --            --            --
                                                ----------------------------------------------------------------
Net asset value, end of year ...............    $  58.25      $  51.57      $  41.93      $  27.55      $  20.23
                                                ================================================================
================================================================================================================
Total Investment Return*
----------------------------------------------------------------------------------------------------------------
Based on net asset value per share .........       19.72%        23.84%        52.20%        36.18%        14.62%
                                                ================================================================
================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------
Expenses ...................................        1.86%         1.84%         1.93%         2.02%         2.16%
                                                ================================================================
Investment loss -- net .....................        (.71%)        (.71%)        (.97%)       (1.01%)        (.96%)
                                                ================================================================
================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands) .....    $ 99,115      $ 96,895      $ 56,131      $ 29,695      $ 11,789
                                                ================================================================
Portfolio turnover .........................           6%           10%           11%           11%           18%
                                                ================================================================

*     Total investment returns exclude the effect of sales charges.
**    Based on average shares outstanding.

      See Notes to Financial Statements.


16       BLACKROCK NATURAL RESOURCES TRUST              JULY 31, 2007

Notes to Financial Statements

1. Significant Accounting Policies:

On September 29, 2006, Merrill Lynch Natural Resources Trust was renamed BlackRock Natural Resources Trust (the "Trust") and is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Trust's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Trust offers multiple classes of shares. Effective October 2, 2006, Class I, Class A, Class B and Class C Shares were redesignated Institutional, Investor A, Investor B and Investor C Shares, respectively. Institutional Shares are sold only to certain eligible investors. Investor A Shares are sold with a front-end sales charge. Shares of Investor B and Investor C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B and Investor C Shares bear certain expenses related to shareholder servicing of such shares, and Investor B and Investor C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on certain changes to the Investor A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Trust.

(a) Valuation of investments -- Equity securities that are held by the Trust that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Trust. Long positions traded in the over-the-counter ("OTC") market, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Trust. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written or purchased are valued at the last sale price in the case of exchange-traded options. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Trust from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Valuation of short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

Repurchase agreements are valued at cost plus accrued interest. The Trust employs pricing services to provide certain securities prices for the Trust. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by the pricing services retained by the Trust, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trust's Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Trust.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Trust's shares are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Trust's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Trust's Board of Trustees or by BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc., using a pricing service and/or procedures approved by the Trust's Board of Trustees.

(b) Derivative financial instruments -- The Trust may engage in various portfolio investment strategies both to increase the return of the Trust and to hedge, and protect its exposure to


           BLACKROCK NATURAL RESOURCES TRUST              JULY 31, 2007       17
interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract due to an unfavorable change in the price of the underlying security or index, or if the counterparty does not perform under the contract. The counterparty for certain instruments may pledge cash or securities as collateral.

o Forward foreign exchange contracts -- The Trust may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Trust as an unrealized gain or loss. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

o Options -- The Trust may purchase and write covered call options and put options. When the Trust writes an option, an amount equal to the premium received by the Trust is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Trust enters into a closing transaction), the Trust realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction is less than or greater than the premiums paid or received).

      Written and purchased options are non-income producing investments.

(c) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Trust invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

(d) Income taxes -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Trust has determined the ex-dividend dates. Interest is recognized on the accrual basis.

(f) Prepaid registration fees -- Prepaid registration fees are charged to expenses as the related shares are issued.

(g) Dividends and distributions -- Dividends and distributions paid by the Trust are recorded on the ex-dividend dates.

(h) Securities lending -- The Trust may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the NYSE and any additional required collateral is delivered to the Trust on the next business day. Where the Trust receives securities as collateral for the loaned securities, it receives a fee from the borrower. The Trust typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Trust receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Trust may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Trust could experience delays and costs in gaining access to the collateral. The Trust also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.


18       BLACKROCK NATURAL RESOURCES TRUST              JULY 31, 2007

(i) Recent accounting pronouncement -- In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including mutual funds being measured and recognized in the financial statements. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on the Trust's financial statements, if any, is currently being assessed.

In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of FAS 157 and its impact on the Trust's financial statements, if any, has not been determined.

In addition, in February 2007, FASB Statement of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), was issued and is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on the Trust's financial statements, if any, has not been determined.

(j) Reclassification -- U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $567,854 has been reclassified between undistributed net realized capital gains and accumulated net investment loss as a result of permanent differences attributable to net operating losses and foreign currency transactions. This reclassification has no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

On September 29, 2006, BlackRock, Inc. and Merrill Lynch & Co., Inc. ("Merrill Lynch") combined Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. ("MLIM") and its affiliates, with BlackRock, Inc. to create a new independent company. Merrill Lynch has a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc. ("PNC") has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.

On August 31, 2006, shareholders of the Trust approved a new Investment Advisory Agreement with BlackRock Advisors, Inc. BlackRock Advisors, Inc. was reorganized into a limited liability company and renamed BlackRock Advisors, LLC. The new Investment Advisory Agreement between the Trust and the Manager became effective on September 29, 2006. Prior to September 29, 2006, MLIM was the Trust's manager. The general partner of MLIM is an indirect, wholly owned subsidiary of Merrill Lynch, which is the limited partner. The Trust has also entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. and its affiliates ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc., and BDI is an affiliate of BlackRock, Inc.

The Manager is responsible for the management of the Trust's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee at an annual rate of .60% of the average daily value of the Trust's net assets.

In addition, the Manager has entered into a Sub-Advisory Agreement with BlackRock Investment Management, LLC ("BIM"), an affiliate of the Manager, under which the Manager pays BIM for services it provides a monthly fee at an annual rate that is a percentage of the management fee paid by the Trust to the Manager. Prior to September 29, 2006, MLIM had a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM.

Pursuant to the Distribution Plans adopted by the Trust in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Trust pays the Distributor ongoing service


           BLACKROCK NATURAL RESOURCES TRUST              JULY 31, 2007       19
fees and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                        Service     Distribution
                                                          Fee           Fee
--------------------------------------------------------------------------------
Investor A ........................................       .25%           --
Investor B ........................................       .25%          .75%
Investor C ........................................       .25%          .75%
--------------------------------------------------------------------------------

Pursuant to sub-agreements with each Distributor, broker-dealers, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch, and each Distributor provide shareholder servicing and distribution services to the Trust. The ongoing service fee compensates the Distributor and each broker-dealer (including MLPF&S) for providing shareholder servicing services to Investor A, Investor B and Investor C shareholders. The ongoing distribution fee compensates the Distributor and the broker-dealers for providing shareholder servicing and distribution-related services to Investor B and Investor C shareholders.

For the year ended July 31, 2007, FAMD, the Trust's sole distributor until September 29, 2006, and BDI earned underwriting discounts and direct commissions and MLPF&S and BDI earned dealer concessions on sales of the Trust's Institutional and Investor A Shares as follows:

--------------------------------------------------------------------------------
                                                     FAMD     MLPF&S       BDI
--------------------------------------------------------------------------------
Institutional .................................         --    $    62         --
Investor A ....................................    $ 4,836    $61,584    $   512
--------------------------------------------------------------------------------

For the year ended July 31, 2007, affiliates received contingent deferred sales charges of $93,069 and $24,137 relating to transactions in Investor B and Investor C Shares, respectively. Furthermore, affiliates received contingent deferred sales charges of $4,482 relating to transactions subject to front-end sales charge waivers on Investor A Shares.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Trust, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Trust shares. During the period September 29, 2006 to July 31, 2007, the following amounts have been accrued by the Trust to reimburse the Manager for costs incurred running the call center, which are a component of the transfer agent fees in the accompanying Statement of Operations.

--------------------------------------------------------------------------------
                                                                         Call
                                                                     Center Fees
--------------------------------------------------------------------------------
Institutional .....................................................    $  680
Investor A ........................................................    $5,370
Investor B ........................................................    $1,240
Investor C ........................................................    $1,870
--------------------------------------------------------------------------------

The Trust has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. As of July 31, 2007, the Trust lent securities with a value of $10,209,350 to MLPF&S or its affiliates. Pursuant to that order, the Trust has retained BIM as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. Prior to September 29, 2006, BIM was organized as Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, and MLIM, LLC was the securities lending agent. BIM, may, on behalf of the Trust, invest cash collateral received by the Trust for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. For the year ended July 31, 2007, BIM received $17,787 in securities lending agent fees.

In addition, MLPF&S received $4,281 in commissions on the execution of portfolio security transactions for the Trust for the year ended July 31, 2007.

For the year ended July 31, 2007, the Trust reimbursed MLIM and the Manager $2,031 and $6,062 respectively, for certain accounting services.

Effective September 29, 2006, PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, became the Trust's transfer agent. Prior to September 29, 2006, the Trust's transfer agent was Financial Data Services, Inc. ("FDS"), a wholly owned subsidiary of Merrill Lynch.

Prior to September 29, 2006, certain officers and/or trustees of the Trust were officers and/or directors of MLIM, MLAM U.K., FDS, FAMD, Merrill Lynch, and/or MLIM, LLC.

Commencing September 29, 2006, certain officers and/or trustees of the Trust are officers and/or directors of BlackRock, Inc. or its affiliates.


20       BLACKROCK NATURAL RESOURCES TRUST              JULY 31, 2007

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 2007 were $23,921,232 and $55,015,023, respectively.

4. Beneficial Interest Transactions:

Net increase (decrease) in net assets derived from beneficial interest transactions was $(33,722,734) and $67,397,447 for the years ended July 31, 2007 and July 31, 2006, respectively.

Transactions in shares of beneficial interest for each class were as follows:

-------------------------------------------------------------------------------
Institutional Shares for the Year                                      Dollar
Ended July 31, 2007                                    Shares          Amount
-------------------------------------------------------------------------------
Shares sold ..................................         148,081     $  8,243,582
Shares issued to shareholders in
  reinvestment of distributions ..............          66,965        3,287,168
                                                    ---------------------------
Total issued .................................         215,046       11,530,750
Shares redeemed ..............................        (472,908)     (25,103,761)
                                                    ---------------------------
Net decrease .................................        (257,862)    $(13,573,011)
                                                    ===========================
-------------------------------------------------------------------------------
Institutional Shares for the Year                                      Dollar
Ended July 31, 2006                                    Shares          Amount
-------------------------------------------------------------------------------
Shares sold ..................................         652,585     $ 34,313,325
Shares issued to shareholders in
  reinvestment of distributions ..............           7,457          383,896
                                                    ---------------------------
Total issued .................................         660,042       34,697,221
Shares redeemed ..............................        (470,102)     (24,640,128)
                                                    ---------------------------
Net increase .................................         189,940     $ 10,057,093
                                                    ===========================
-------------------------------------------------------------------------------
Investor A Shares for the Year                                         Dollar
Ended July 31, 2007                                    Shares          Amount
-------------------------------------------------------------------------------
Shares sold ..................................         886,905     $ 49,002,617
Automatic conversion of shares ...............           5,312          270,101
Shares issued to shareholders in
  reinvestment of distributions ..............         173,458        8,409,158
                                                    ---------------------------
Total issued .................................       1,065,675       57,681,876
Shares redeemed ..............................      (1,041,360)     (54,569,195)
                                                    ---------------------------
Net increase .................................          24,315     $  3,112,681
                                                    ===========================
-------------------------------------------------------------------------------
Investor A Shares for the Year                                         Dollar
Ended July 31, 2006                                    Shares          Amount
-------------------------------------------------------------------------------
Shares sold ..................................       1,528,514     $ 78,148,165
Automatic conversion of shares ...............          91,386        4,530,597
Shares issued to shareholders in
  reinvestment of distributions ..............          17,894          907,754
                                                    ---------------------------
Total issued .................................       1,637,794       83,586,516
Shares redeemed ..............................        (923,188)     (46,739,124)
                                                    ---------------------------
Net increase .................................         714,606     $ 36,847,392
                                                    ===========================
-------------------------------------------------------------------------------
Investor B Shares for the Year                                         Dollar
Ended July 31, 2007                                    Shares          Amount
-------------------------------------------------------------------------------
Shares sold ..................................         117,289     $  6,096,933
Shares issued to shareholders in
  reinvestment of distributions ..............          47,679        2,187,861
                                                    ---------------------------
Total issued .................................         164,968        8,284,794
                                                    ---------------------------
Shares redeemed ..............................        (466,032)     (23,139,293)
Automatic conversion of shares ...............          (5,590)        (270,101)
                                                    ---------------------------
Total redeemed ...............................        (471,622)     (23,409,394)
                                                    ---------------------------
Net decrease .................................        (306,654)    $(15,124,600)
                                                    ===========================
-------------------------------------------------------------------------------
Investor B Shares for the Year                                         Dollar
Ended July 31, 2006                                    Shares          Amount
-------------------------------------------------------------------------------
Shares sold ..................................         379,178     $ 18,366,346
Shares issued to shareholders in
  reinvestment of distributions ..............           6,962          337,481
                                                    ---------------------------
Total issued .................................         386,140       18,703,827
                                                    ---------------------------
Shares redeemed ..............................        (419,900)     (20,018,647)
Automatic conversion of shares ...............         (95,720)      (4,530,597)
                                                    ---------------------------
Total redeemed ...............................        (515,620)     (24,549,244)
                                                    ---------------------------
Net decrease .................................        (129,480)    $ (5,845,417)
                                                    ===========================
-------------------------------------------------------------------------------
Investor C Shares for the Year                                         Dollar
Ended July 31, 2007                                    Shares          Amount
-------------------------------------------------------------------------------
Shares sold ..................................         359,983     $ 18,332,102
Shares issued to shareholders in
  reinvestment of distributions ..............          95,618        4,334,128
                                                    ---------------------------
Total issued .................................         455,601       22,666,230
Shares redeemed ..............................        (633,132)     (30,804,034)
                                                    ---------------------------
Net decrease .................................        (177,531)    $ (8,137,804)
                                                    ===========================
-------------------------------------------------------------------------------
Investor C Shares for the Year                                         Dollar
Ended July 31, 2006                                    Shares          Amount
-------------------------------------------------------------------------------
Shares sold ..................................       1,006,111     $ 48,795,773
Shares issued to shareholders in
  reinvestment of distributions ..............          10,006          478,791
                                                    ---------------------------
Total issued .................................       1,016,117       49,274,564
Shares redeemed ..............................        (475,718)     (22,936,185)
                                                    ---------------------------
Net increase .................................         540,399     $ 26,338,379
                                                    ===========================

5. Short-Term Borrowings:

The Trust, along with certain other funds managed by the Manager and its affiliates, is party to a $500,000,000 credit agreement with a group of lenders, which expires November 2007. The Trust may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Trust may borrow up to the maximum amount allowable under the Trust's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. If amounts are borrowed, the Trust will pay a commitment fee of .06% per annum based on the Trust's pro rata share of the unused portion of the credit agreement. Amounts borrowed under


           BLACKROCK NATURAL RESOURCES TRUST              JULY 31, 2007       21

Notes to Financial Statements (concluded)

the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus .35% or a base rate as defined in the credit agreement. The Trust did not borrow under the credit agreement during the year ended July 31, 2007.

6. Distributions to Shareholders:

The tax character of distributions paid during the fiscal years ended July 31, 2007 and July 31, 2006 was as follows:

--------------------------------------------------------------------------------
                                                       7/31/2007      7/31/2006
--------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income ................................    $   340,666             --
  Net long-term capital gains ....................     20,568,836    $ 2,459,894
                                                      --------------------------
Total taxable distributions ......................    $20,909,502    $ 2,459,894
                                                      ==========================

As of July 31, 2007, the components of accumulated earnings on a tax basis were as follows:

-------------------------------------------------------------------------------
Undistributed ordinary income -- net ..........................    $    127,197
Undistributed long-term capital gains -- net ..................      13,784,758
                                                                   ------------
Total undistributed earnings -- net ...........................      13,911,955
Capital loss carryforward .....................................              --
Unrealized gains -- net .......................................     265,992,564*
                                                                   ------------
Total accumulated earnings -- net .............................    $279,904,519
                                                                   ============

* The difference between book-basis and tax-basis net unrealized gains (losses) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of BlackRock Natural Resources Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Natural Resources Trust (formerly Merrill Lynch Natural Resources Trust) as of July 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2007, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Natural Resources Trust as of July 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
September 21, 2007


22       BLACKROCK NATURAL RESOURCES TRUST              JULY 31, 2007

Officers and Trustees

                                                                                               Number of
                                                                                               Funds and
                                                                                               Portfolios in
                           Position(s)  Length of                                              Fund Complex    Other Public
Name, Address              Held with    Time                                                   Overseen by     Directorships
and Year of Birth          Trust        Served   Principal Occupation(s) During Past 5 Years   Trustee         Held by Trustee
====================================================================================================================================
Interested Trustee
------------------------------------------------------------------------------------------------------------------------------------
Robert C. Doll, Jr.*       Fund         2005 to  Vice Chairman and Director of BlackRock,      120 Funds       None
P.O. Box 9011              President    present  Inc., Global Chief Investment Officer for     161 Portfolios
Princeton, NJ 08543-9011   and                   Equities, Chairman of the BlackRock Retail
1954                       Trustee               Operating Committee, and member of the
                                                 BlackRock Executive Committee since 2006;
                                                 President of the funds advised by Merrill
                                                 Lynch Investment Managers, L.P. ("MLIM") and
                                                 its affiliates ("MLIM/FAM-advised funds")
                                                 from 2005 to 2006 and Chief Investment
                                                 Officer thereof from 2001 to 2006; President
                                                 of MLIM and Fund Asset Management, L.P.
                                                 ("FAM") from 2001 to 2006; Co-Head (Americas
                                                 Region) thereof from 2000 to 2001 and Senior
                                                 Vice President from 1999 to 2001; President
                                                 and Director of Princeton Services, Inc.
                                                 ("Princeton Services") and President of
                                                 Princeton Administrators, L.P. ("Princeton
                                                 Administrators") from 2001 to 2006; Chief
                                                 Investment Officer of OppenheimerFunds, Inc.
                                                 in 1999 and Executive Vice President thereof
                                                 from 1991 to 1999.
                           ---------------------------------------------------------------------------------------------------------
                           *     Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which BlackRock Advisors, LLC and its affiliates act as investment adviser. Mr. Doll is an "interested person," as defined in the Investment Company Act, of the Fund based on his positions with BlackRock, Inc. and its affiliates. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Doll serves at the pleasure of the Board of Trustees.
====================================================================================================================================
Independent Trustees*
------------------------------------------------------------------------------------------------------------------------------------
Donald W. Burton           Trustee      2002 to  Managing General Partner of The Burton        21 Funds        Knology, Inc.
P.O. Box 9095                           present  Partnership, Limited Partnership (an          32 Portfolios   (telecommunications);
Princeton, NJ 08543-9095                         investment partnership) since 1979; Managing                  Symbion, Inc.
1944                                             General Partner of The South Atlantic                         (health care);
                                                 Venture Funds since 1983; Member of the                       Capital Southwest
                                                 Investment Advisory Council of the Florida                    (financial)
                                                 State Board of Administration since 2001.
------------------------------------------------------------------------------------------------------------------------------
John Francis O'Brien       Trustee      2005 to  President and Chief Executive Officer of      21 Funds        Cabot Corporation
P.O. Box 9095                           present  Allmerica Financial Corporation (financial    32 Portfolios   (chemicals);
Princeton, NJ 08543-9095                         services holding company) from 1995 to 2002                   LKQ Corporation
1943                                             and Director from 1995 to 2003; President of                  (auto parts
                                                 Allmerica Investment Management Co., Inc.                     manufacturing);
                                                 (investment adviser) from 1989 to 2002,                       TJX Companies, Inc.
                                                 Director from 1989 to 2002 and Chairman of                    (retailer)
                                                 the Board from 1989 to 1990; President,
                                                 Chief Executive Officer and Director of
                                                 First Allmerica Financial Life Insurance
                                                 Company from 1989 to 2002 and Director of
                                                 various other Allmerica Financial companies
                                                 until 2002; Director from 1989 to 2006,
                                                 Member of the Governance Nominating
                                                 Committee from 2004 to 2006, Member of the
                                                 Compensation Committee from 1989 to 2006 and
                                                 Member of the Audit Committee from 1990 to
                                                 2004 of ABIOMED; Director, Member of the
                                                 Governance and Nomination Committee and
                                                 Member of the Audit Committee of Cabot
                                                 Corporation since 1990; Director and Member
                                                 of the Audit Committee and Compensation
                                                 Committee of LKQ Corporation since 2003;
                                                 Lead Director of TJX Companies, Inc. since
                                                 1996; Trustee of the Woods Hole
                                                 Oceanographic Institute since 2003;
                                                 Director, Ameresco, Inc. since 2006;
                                                 Director, Boston Lyric Opera since 2002.
------------------------------------------------------------------------------------------------------------------------------------


           BLACKROCK NATURAL RESOURCES TRUST              JULY 31, 2007       23

Officers and Trustees (concluded)

                                                                                               Number of
                                                                                               Funds and
                                                                                               Portfolios in
                           Position(s)  Length of                                              Fund Complex    Other Public
Name, Address              Held with    Time                                                   Overseen by     Directorships
and Year of Birth          Trust        Served   Principal Occupation(s) During Past 5 Years   Trustee         Held by Trustee
====================================================================================================================================
Independent Trustees* (concluded)
------------------------------------------------------------------------------------------------------------------------------------
David H. Walsh             Trustee      2003 to  Director, Ruckleshaus Institute and Haub      21 Funds        None
P.O. Box 9095                           present  School of Natural Resources at the            32 Portfolios
Princeton, NJ 08543-9095                         University of Wyoming since 2006; Consultant
1941                                             with Putnam Investments from 1993 to 2003,
                                                 and employed in various capacities therewith
                                                 from 1973 to 1992; Director, Massachusetts
                                                 Audubon Society from 1990 to 1997; Director,
                                                 The National Audubon Society from 1998 to
                                                 2005; Director, The American Museum of Fly
                                                 Fishing since 1997.
------------------------------------------------------------------------------------------------------------------------------------
Fred G. Weiss**            Trustee      1998 to  Managing Director of FGW Associates since     21 Funds        Watson
P.O. Box 9095                           present  1997; Vice President, Planning, Investment    32 Portfolios   Pharmaceuticals, Inc.
Princeton, NJ 08543-9095                         and Development of Warner Lambert Co. from                    (pharmaceutical
1941                                             1979 to 1997; Director of the Michael J. Fox                  company)
                                                 Foundation for Parkinson's Research since
                                                 2000; Director of BTG International Plc (a
                                                 global technology commercialization company)
                                                 since 2001.
                           ---------------------------------------------------------------------------------------------------------
                           *     Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
                           **    Chairman of the Board of Trustees and the Audit Committee.
------------------------------------------------------------------------------------------------------------------------------------

                           Position(s)  Length of
Name, Address              Held with    Time
and Year of Birth          Fund         Served   Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Trust Officers*
------------------------------------------------------------------------------------------------------------------------------------
Donald C. Burke            Vice         1993 to  Managing Director of BlackRock, Inc. since 2006; Managing Director of Merrill Lynch
P.O. Box 9011              President    present  Investment Managers, L.P. ("MLIM") and Fund Asset Management, L.P. ("FAM") in 2006;
Princeton, NJ 08543-9011   and          and      First Vice President of MLIM and FAM from 1997 to 2005 and Treasurer thereof from
1960                       Treasurer    1999 to  1999 to 2006; Vice President of MLIM and FAM from 1990 to 1997.
                                        present
------------------------------------------------------------------------------------------------------------------------------------
Karen Clark                Fund Chief   2007 to  Managing Director of BlackRock, Inc. and Chief Compliance Officer of certain
P.O. Box 9011              Compliance   present  BlackRock-advised funds since 2007; Director of BlackRock, Inc. from 2005 to 2007;
Princeton, NJ 08543-9011   Officer               Principal and Senior Compliance Officer, State Street Global Advisors, from 2001 to
1965                                             2005; Principal Consultant, PricewaterhouseCoopers, LLP from 1998 to 2001; and
                                                 Branch Chief, Division of Investment Management and Office of Compliance
                                                 Inspections and Examinations, U.S. Securities and Exchange Commission,
                                                 from 1993 to 1998.
------------------------------------------------------------------------------------------------------------------------------------
Alice A. Pellegrino        Secretary    2004 to  Director of BlackRock, Inc. from 2006 to 2007; Director (Legal Advisory) of MLIM
P.O. Box 9011                           2007     from 2002 to 2006; Vice President of MLIM from 1999 to 2002; Attorney associated
Princeton, NJ 08543-9011                         with MLIM from 1997 to 1999; Secretary of MLIM, FAM, FAM Distributors, Inc. and
1960                                             Princeton Services from 2004 to 2006.
                           ---------------------------------------------------------------------------------------------------------
                           *     Officers of the Trust serve at the pleasure of the Board of Trustees.
------------------------------------------------------------------------------------------------------------------------------------
                           Further information about the Trust's Officers and Trustees is available in the Fund's Statement of
                           Additional Information, which can be obtained without charge by calling 1-800-441-7762.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agent

PFPC Inc.
Wilmington, DE 19809


24       BLACKROCK NATURAL RESOURCES TRUST              JULY 31, 2007

BlackRock Funds

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Availability of Additional Information

Electronic copies of most financial reports and prospectuses are available on the Trust's Web site or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Trust's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)    Access the BlackRock Web site at http://www.blackrock.com/edelivery
2)    Select eDelivery under the More Information section
3)    Log into your account

The Trust will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called "householding" and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Trust at (800) 441-7762.


           BLACKROCK NATURAL RESOURCES TRUST              JULY 31, 2007       25

BlackRock Funds (concluded)

Availability of Additional Information (concluded)

Availability of Proxy Voting Policies and Procedures

The Trust has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Trust's Board of Trustees. A description of the policies and procedures that BlackRock and its affiliates use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, on our Web site at www.blackrock.com, by calling
(800) 441-7762, or on the Web site of the Securities and Exchange Commission (the"Commission") at http://www.sec.gov.

Availability of Proxy Voting Record

Information on how proxies relating to the Trust's voting securities were voted (if any) by BlackRock during the most recent 12-month period ended June 30 is available, upon request and without charge, on our Web site at www.blackrock.com, by calling (800) 441-7762 or on the Web site of the Commission at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Trust files its complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the Commission on Form N-Q. The Trust's Forms N-Q are available on the Commission's Web site at http://www.sec.gov and may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Trust's Forms N-Q may also be obtained upon request, without charge, by calling (800) 441-7762.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 8:00 AM - 6:00 PM EST to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.


26       BLACKROCK NATURAL RESOURCES TRUST              JULY 31, 2007

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Global Resources Portfolio
BlackRock Aurora Portfolio
BlackRock Asset Allocation Portfolio+
BlackRock Balanced Capital Fund+
BlackRock Basic Value Fund
BlackRock Capital Appreciation Portfolio
BlackRock Developing Capital Markets Fund
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Twenty Fund
BlackRock Focus Value Fund
BlackRock Fundamental Growth Fund
BlackRock Global Allocation Fund+
BlackRock Global Dynamic Equity Fund
BlackRock Global Financial Services Fund
BlackRock Global Growth Fund
BlackRock Global Opportunities Portfolio
BlackRock Global Resources Portfolio*
BlackRock Global Science & Technology Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Healthcare Fund
BlackRock Health Sciences Opportunities Portfolio
BlackRock Index Equity Portfolio*
BlackRock International Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio*
BlackRock International Value Fund
BlackRock Investment Trust
BlackRock Large Cap Core Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Small Cap Core Equity Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock Small Cap Value Equity Portfolio*
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock S&P 500 Index Fund
BlackRock Technology Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund

Fixed Income Funds

BlackRock Bond Fund
BlackRock Commodity Strategies Fund
BlackRock Enhanced Income Portfolio
BlackRock GNMA Portfolio
BlackRock Government Income Portfolio
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Inflation Protected Bond Portfolio
BlackRock Intermediate Bond Portfolio II
BlackRock Intermediate Government Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Managed Income Portfolio
BlackRock Short-Term Bond Fund
BlackRock Total Return Portfolio
BlackRock Total Return Portfolio II
BlackRock World Income Fund

Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio
BlackRock California Insured Municipal Bond Fund
BlackRock Delaware Municipal Bond Portfolio
BlackRock Florida Municipal Bond Fund
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock Kentucky Municipal Bond Portfolio
BlackRock Municipal Insured Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Ohio Municipal Bond Portfolio
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds

BlackRock Prepared Portfolios
  Conservative Prepared Portfolio
  Moderate Prepared Portfolio
  Growth Prepared Portfolio
  Aggressive Growth Prepared Portfolio
BlackRock Lifecycle Prepared Portfolios
  Prepared Portfolio 2010
  Prepared Portfolio 2015
  Prepared Portfolio 2020
  Prepared Portfolio 2025
  Prepared Portfolio 2030
  Prepared Portfolio 2035
  Prepared Portfolio 2040
  Prepared Portfolio 2045
  Prepared Portfolio 2050

* See the prospectus for information on specific limitations on investments in the fund.
+     Mixed asset fund.

BlackRock mutual funds are distributed by BlackRock Distributors, Inc. and certain funds are also distributed by FAM Distributors, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund's prospectus contains this and other information and is available at www.blackrock.com or by calling 800-882-0052 or from your financial advisor. The prospectus should be read carefully before investing.


           BLACKROCK NATURAL RESOURCES TRUST              JULY 31, 2007       27

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Trust unless accompanied or preceded by the Trust's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

BlackRock Natural Resources Trust
P.O. Box 9011
Princeton, NJ 08543-9011

                                                                       BLACKROCK

                                                                     #10303-7/07

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and
            (ii) each audit committee financial expert is independent: (1) Donald W. Burton, (2) John F. O'Brien, (3) David H. Walsh and (4) Fred G. Weiss.

Item 4 -    Principal Accountant Fees and Services

            (a) Audit Fees -           Fiscal Year Ended July 31, 2007 - $29,000
                                       Fiscal Year Ended July 31, 2006 - $29,000

            (b) Audit-Related Fees -   Fiscal Year Ended July 31, 2007 - $0
                                       Fiscal Year Ended July 31, 2006 - $0

            (c) Tax Fees -             Fiscal Year Ended July 31, 2007 - $6,100
                                       Fiscal Year Ended July 31, 2006 - $6,000

            The nature of the services include tax compliance, tax advice and tax planning.

            (d) All Other Fees -       Fiscal Year Ended July 31, 2007 - $0
                                       Fiscal Year Ended July 31, 2006 - $0

            (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

            (e)(2) 0%

            (f) Not Applicable

            (g) Fiscal Year Ended July 31, 2007 - $712,933 Fiscal Year Ended July 31, 2006 - $2,192,750

            (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

            Regulation S-X Rule 2-01(c)(7)(ii) - $225,000, 0%

Item 5 -    Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - The registrant's Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -   Submission of Matters to a Vote of Security Holders - The
            registrant's Nominating Committee will consider nominees to the Board recommended by shareholders when a vacancy becomes available.
            Shareholders who wish to recommend a nominee should send nominations which include biographical information and set forth the qualifications of the proposed nominee to the registrant's
            Secretary. There have been no material changes to these procedures.

Item 11 -   Controls and Procedures

11(a) - The registrant's principal executive and principal financial officers or persons performing similar functions have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities and Exchange Act of 1934, as amended.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -   Exhibits attached hereto

12(a)(1) -  Code of Ethics - See Item 2

12(a)(2) -  Certifications - Attached hereto

12(a)(3) -  Not Applicable

12(b) -     Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Natural Resources Trust


By: /s/ Robert C. Doll, Jr.
    -----------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer (principal executive officer) of
    BlackRock Natural Resources Trust

Date: September 20, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    -----------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer (principal executive officer) of
    BlackRock Natural Resources Trust

Date: September 20, 2007


By: /s/ Donald C. Burke
    -----------------------------------
    Donald C. Burke,
    Chief Financial Officer (principal financial officer) of
    BlackRock Natural Resources Trust

Date: September 20, 2007